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                                                                    EXHIBIT 13.1



                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States
Code), the undersigned officer of Telstra Corporation Limited, an Australian corporation (the "Company"), hereby certifies that:

      The Annual Report on Form 20-F for the year ended June 30, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 11, 2004                  /s/ Zygmunt E Switkowski
                                        ----------------------------------------
                                        Name:  Zygmunt E. Switkowski
                                        Title: Chief Executive Officer and
                                               Managing Director


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